NASDAQ: BIOC www.biocept.com Corporate Overview August 2016 Exhibit 99.1

This presentation contains, and any accompanying oral presentation would no doubt contain, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding Biocept, Inc. and our business. Forward-looking statements include all statements that are not historical facts and generally can be identified by terms such as anticipates, believes, could, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would, or the negative of those terms and similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For details about these risks, please see our SEC filings. All forward-looking statements contained in this presentation speak only as of the date hereof, and except as required by law, we assume no obligation to update these forward-looking statements whether as a result of any new information, future events, changed circumstances or otherwise. Forward-Looking Statements

Dual platform for liquid biopsy in oncology – unique high-performance CTC and ctDNA assays enable detection and monitoring of actionable NCCN markers Multiple clinical studies, publications and poster presentations support platform Strong ramp of test volume and health plan reimbursement – indicative of platform validation and potential market Liquid biopsy market estimated at more than $10 billion – potential to improve cancer patient outcomes due to advantages of a simple blood test (convenience, repeatability, feasibility benefits, reduced cost and complications vs. tissue biopsy) Potential cost leader in liquid biopsy segment for oncology applications Opportunities for value-creating strategic partnerships Business evolution to high-scale Target Selector™ IVD Kit model Investment Highlights

Corporate Profile NASDAQ: BIOC, Listed 2014 Market Cap: +/- $15M Shares Out: Approx. 25M ATV: 344K Collaborations and partnerships with renowned institutions Patented technology used for liquid biopsy in cancer Future as IVD kits to be performed in hospitals worldwide Rapidly growing adoption and reimbursement CLIA – CAP accredited laboratory located in San Diego Provides information to help physicians make treatment decisions

The Executive Team

Michael Nall *President & CEO*	• 25+ years in healthcare sales, marketing and commercial operations • 16 years in cancer diagnostics and genomics • Most recently General Manager N. American Sales and Marketing for Clarient—a GE Healthcare Company
Tim Kennedy *CFO & SVP of Operations*	• 30+ years of financial experience, 25+ years in the clinical diagnostics industry • Instrumental in 2.1B restructuring of Millennium Health, a privately-held urine drug lab • Numerous senior management positions – helped transform PLUS Diagnostics into largest independent U.S pathology lab; merged National Health Labs and Roche Biomedical Labs to form LabCorp
Lyle Arnold, Ph.D. *SVP, R&D & CSO*	• Senior R&D Leadership at Gen-Probe, Incyte Genomics, Genta • Founder/ Co-founder Oasis Biosciences, Molecular Biosystems, Aegea Biotechnologies • Former faculty member, UCSD School of Medicine and member, UCSD Cancer Center • 45 issued US and more than 140 issued and pending patents worldwide
Veena Singh, MD *SVP & Sr. Medical Director*	• Board certified AP/CP and Molecular Pathology, UCSD, Cedars Sinai trained • Numerous publications, serves on CAP committees • Most recently Medical Director – bioTheranostics
David Moskowitz, RPh *VP Strategy & Corporate Communications*	• 16-year Wall Street professional - sell-side equity analyst and research director • 25+years of healthcare industry experience; #1 biotech stock-picker 2011 (Starmine) • Strategic consultant to numerous companies in pharma, biotech, and diagnostics sectors

Biocept
Completing the Answer™

Board of Directors, Clinical & Scientific Advisors David Carbone, MD Director, James Thoracic Center, James Cancer Hospital and Solove Research Institute, Ohio State University David Rimm, MD, PhD Professor of Pathology and Medicine (Oncology) Yale University School of Medicine Clinical Advisory Board Lee Schwartzberg, MD Chief, Division of Hematology Oncology; Professor of Medicine, University of Tennessee Marileila Garcia, PhD Professor, University of Colorado Division of Medical Oncology Edgardo Santos, MD Medical Director, Lynn Cancer Institute, Boca Raton, Florida David F. Hale Chairman Bruce E. Gerhardt, CPA Director, Member Audit Committee M. Faye Wilson, CPA, MBA Lead Independent Director, Chair Audit Committee, Member Compensation Committee Ivor Royston, MD Director, Chair - Compensation Committee and Member Nominating and Governance Committee Michael W. Nall Director, President & CEO Ed Neff Director, Member Audit, Committee Marsha A. Chandler, PhD Director, Chair - Nominating and Governance Committee Bruce A. Huebner Director, Member Compensation Committee Board of Directors Scientific Advisory Board Michael Kosty, MD Scripps Clinic Torrey Pines, San Diego California Daniel Rubin, ND, FABNO Medical Director, Naturopathic Specialists, Scottsdale, Arizona Jenny Chang, MD Director, Methodist Hospital Cancer Center, Houston, Texas

Molecular Testing: The New Standard of Care in Personalized Cancer Medicine Personalized Molecular Assays Results from molecular analysis for treatment decisions Tissue Biopsy Liquid Biopsy

Liquid Biopsy Addressing Unmet Medical Needs Reduced Healthcare Costs and Patient Complications Target Selector = $1,200 vs. Tissue Biopsy = $5,000-$15,000 Patient Status Limited Tissue Bone Biopsies Intra-tumor Heterogeneity Inter-tumor Discordance

925,030 Newly diagnosed cancer cases in the U.S. 13,000,000 worldwide 14,000,000 People living with cancer in the U.S 32,000,000 worldwide Incidence data for 2014 and prevalence data for 2010 of breast, lung, colon, prostate, melanoma, gastric and deaths data provided by National Cancer Institute: http://seer.cancer.gov/statfacts/ Profiling Monitoring Today – Profiling and Monitoring

Large Market Opportunity Personalized Medicine from a Liquid Biopsy

Premier Commercial Platform in Liquid Biopsy Liquid Biopsy Biocept Strong Growth Driven By Effective Commercial Team Comprehensive High-Performance NCCN Test Offering Increasing Reimbursement 13 Issued Patents Opportunity for Cost Leadership Evolution to IVD Kit Model

Biocept at an Inflection Point Q/Q Growth Expanding at >30%

CTCs and ctDNA: Important Molecular Information Sources for Treatment Decisions Both are essential for comprehensive profiling for treatment purposes as well as for monitoring patients on therapy CTCs are whole cells containing intact genomic material shed from tumors including DNA,RNA and protein (PD-L1,ER) ctDNA is fragmented DNA shed into the blood as cells die CTCs are essential for certain types of testing (protein i.e. PD-L1, ER, amplifications i.e. HER2, MET) ctDNA appropriate for mutations that are rarely seen in normal cells (EGFR, BRAF, KRAS) Crowley et. al., Nature Reviews, 2013 All targets of tumor essential in Personalized Medicine

Biocept: Completing the Answer… Company CTCs / Whole Cells ctDNA / DNA Fragments Genomic Health (GHI) X Epic Sciences (private) X Foundation Medicine (FMI) X Guardant Health (private) X Trovagene (TROV) X Biocept (BIOC) X X Biocept advantage Only company commercializing both CTCs and ctDNA from a single blood sample Demonstrated high concordance with tissue Assays for most appropriate tumor target from blood for each biomarker Blood more likely to contain intact cells and is less fragmented than other fluids such as urine Broad, international patent coverage Cost and reimbursement advantages

Target Selector™ Platform Enables both CTC and ctDNA Analysis Target SelectorTM ctDNA Analysis Actionable Mutations e.g. EGFR, KRAS 1 Target SelectorTM CTC Analysis Protein e.g.PD-L1 ER Gene Rearrangement e.g. ALK, ROS Amplification e.g. HER2

Target SelectorTM CTC Testing for Whole Cell Analysis Detection, enumeration and biomarker analysis all within the patented channel ICC for Protein FISH for Genes Industry-leading accuracy >99% specificity and sensitivity Cells captured in patented, clear microfluidic channel Same specimen can be microscopically analyzed for DNA and protein targets Cells can be released for further molecular analysis such as Next Generation Sequencing Conducive to partnerships with Pathology practice and hospitals (TC/PC model)

Target SelectorTM ctDNA Testing for Oncogene Mutation Analysis Superior enrichment of mutant DNA targets vs. wild-type (normal) DNA Complete suppression of wild-type DNA amplification Quantitatively detects cancer-associated mutations present at low levels in plasma Multiple mutations within a single genomic region detected and confirmed by sequencing Multiplexing expected to drive cost leadership – enables profitable testing at NGS reimbursement rates Industry-leading accuracy with >99% specificity, >95% sensitivity ⃰ *At 0.05% mutant allele

Broad IP Coverage – 13 Patents Issued Patent pending Target Selector™ Mutation Analysis Patented Microfluidic Channel Patented Blood Transport Tube Patented OncoCEE™ Chemistry: Antibody Cocktails for capture and detection U.S. patent. Additional patents pending. Multiple patents in U.S.(3), EU, China, Korea, Japan, Hong Kong. Additional patents pending world-wide. U.S., Japan and EU patents using antibody cocktail for capture. Additional patents pending world-wide. U.S. patent for detection. Associated foreign patents pending for detection world-wide. U.S. and associated foreign patents pending

Partners in Establishing Clinical Utility Collaborations with major cancer centers Participating in medical meetings and symposia Engaging KOL Advisors Building relationships with patient advocacy groups Expanding strategic partnerships with pharma and biotech for personalized diagnostics

Clinical Validation – Published Data Demonstrated that patients with ER+ metastatic showed correlation of ER status using OncoCEE-BR with metastatic and primary biopsy – in collaboration with Columbia University – published Clinical and Translational Oncology - Feb 2015 Reported 85% of CTC and 72% of DTCs have HER2 concordance with primary tumor in recently diagnosed breast cancer patients – MD Anderson Cancer Center – published in Cancer Medicine - April 2013 Demonstration that the OncoCEE platform was able to capture and detect a broad range of CTCs including those that have undergone EMT – MD Anderson Cancer Center – published in Cancer Discovery - Nov 2011 Proved that OncoCEE platform could be used to reproducibly detect HER2 status by FISH on CTCs – published in Cancer Genetics - Nov 2011 *Additional publications, posters and abstracts validating our technology – all available at www.biocept.com

Clinical Validation – Posters and Abstracts

- 88% of patients in study with metastatic breast cancer showing HER2 - primary tissue biopsy were HER2 - on CTCs as detected with OncoCEE-BR – Dana Farber Cancer Institute, sponsored by Genentech and Komen Foundation. Poster presented at **San Antonio Breast Conference** – Dec. 2014
- Demonstration of correlation and clinical utility of biomarkers in CTC and ctDNA from NSCLC using OncoCEE-LU platform and CEE-Selector – University of California, San Diego Moores Cancer Center. Poster presented at **ASCO** – May 2015
- Further demonstration of correlation and clinical utility of biomarkers in ctDNA from NSCLC using CEE-Selector – University of California, San Diego Moores Cancer Center.
  Poster presented at **IASLC (World Lung)** – September 2015
- Demonstration of the ability to gain results from RNA based ALK mutation assay following capture and release of CTCs – Insight Genetics. Poster presented at **IASLC (World Lung)** – September 2015
- Demonstration of high sensitivity of Biocept's Target-Selector Assays in detecting EGFR mutation in plasma with 93% concordance with tissue biopsy. Poster presented at **AMP** – November 2015
- Extended Circulating Tumor cell capture and detection capability both cytokeratin positive as well as cytokeratin negative cells. **ASCO** Abstract 2016
- Further demonstration of concordance in the detection of EGFR mutations in plasma with tissue biopsy. **ASCO** Abstract 2016

SAN ANTONIO BREAST CANCER SYMPOSIUM

ASCO American Society of Clinical Oncology

IASLC International Association for the Study of Lung Cancer

AMP Association for Molecular Pathology

Biocept Completing the Answer

**Additional publications, posters and abstracts validating our technology – all available at www.biocept.com*

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Industry-Leading Assay Performance CTC Biomarkers + ctDNA Clinical Validation CTC Biomarkers + ctDNA Clinical Combined Data Size (N) 407 Accuracy 354/407 (87%) Sensitivity 74% Specificity 94.6% Controlled Validation Concordance (standard criteria) – 99.3% CTC Biomarkers + ctDNA Analytical Validation CTC Biomarkers + ctDNA Analytical Combined Data Size (N) 4641 Accuracy 4610/4641 (99.3%) Sensitivity 99.2% Specificity 99.6% Concordance to Tissue (real world experience) - 87%

Real-World Patient Case Example “The results obtained from patients with metastatic lung cancer suggest that the utility of non-invasive Target SelectorTM aids the clinical management of my patients. This was demonstrated in a patient who was correctly identified to have an emerging T790M resistance prior to tissue biopsy and placed on a next-generation tyrosine kinase inhibitor with demonstrated radiographic response, due to this change in treatment.” - Lyudmila Bazehnova, MD, Associate Clinical Professor UCSD

Highly Relevant Test Menu: 13 ctionable Biomarkers Found in NCCN Guidelines

Cancer	Target Selector CTC	Target Selector ctDNA
Breast	HER2*, ER*, FGFR1, AR, PDL1, PR*	ESR1 mutations
Gastric	HER2*, FGFR1	
Lung	ALK*, ROS1*, MET*, FGFR1, PDL1*, RET	EGFR*, KRAS*, BRAF* mutations, ALK mutations
Colon	EGFR amplification	KRAS*, BRAF* mutations
Prostate	AR, PTEN deletion	
Melanoma		BRAF*, NRAS* mutations

1st to Market Launched June '16

* In NCCN guidelines

Biomarkers currently available for clinical use

Biomarkers under development

Biocept
Completing the Answer™

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The U.S. Oncology Market Approximately 3,000 Oncologists in U.S. 1,500 hospital systems have a cancer center 27 are NCCN designated centers 69 are NCI cancer centers 80% of cancer care is delivered in the community setting

Market Development and Expansion Salesforce Plan Current 2016 2017 NCCN Center Go-to-market strategy Clinical oncology segment Target regional cancer centers Partner with pharma/biotech Commercial team in place Experienced leadership Regionally based sales team each with >5 years of experience in oncology Dedicated pharma team Expertise in managed care Support from inside sales Expand from 11 direct sales reps currently to 15-18 by 2017

Favorable Health Plan Access Managed Care agreements in place covering >180M lives Dedicated managed care leadership with years of experience from GE, LabCorp and Quest Payors have positive coverage for biomarkers listed in guidelines Aligns with goals of healthcare reform Improved outcomes while reducing costs Utilize established CPT codes

Reimbursement Gaining Traction Bill approved CPT codes for cancer cell detection and biomarker staining (in our microchannel) Payments received from Medicare, UHC, Aetna, and BCBS Average of $1,200 per claim at Medicare rate Billing processes recently refined Cash accounting; plans to move to accrual accounting in 2017 Key clinical study planned to gain additional reimbursement for proprietary CTC microchannel capture

Long-Term Growth Strategy 2017 2019 Today Stage 1 Central Lab Stage 2 Partnership Model Stage 3 IVD Kit Development Distributed IVD Kit Platform

Biocept generates Target Selector test results and send to physicians Stage 1: Central Lab Patient visits cancer center and physician orders Target Selector test Physician utilizes Biocept testing to make a treatment decision Biocept bills patients health plan or responsible party Biocept collects money from health plan or responsible party

Biocept processes sample and uploads raw data to internet for interpretation and reporting by local pathologist Stage 2: Central Lab with Partnership with Hospitals and Pathology Patient visits cancer center and physician orders Target Selector test Physician utilizes Biocept testing, reported by his hospital pathologist to make a treatment decision Biocept bills patients health plan or responsible party for sample processing part of the testing - majority of revenue Biocept and Pathologist collect money from health plan or responsible party Local Pathologist interprets via internet, reports patient result, and bills patients health plan or responsible party for physician part of testing.

Biocept sells kits to hospital and core labs in U.S. and World Stage 3: Distributed IVD Kit Platform Biocept manufactures Target Selector kits with patented technology Core Lab issues report and bills health plan or responsible party Biocept collects money from core labs

Multi-Purpose Pivotal Clinical Trial 100 patients planned Collaborator: Vector Oncology Sites: 5 - 20 Centers Cost – $1.5 mm (approximate) Endpoint(s): 1.   Concordance to tissue when available                      2.   Response to treatment when tissue not available 3. Cost of liquid biopsy vs tissue biopsy 4. Progression Free Survival Estimated patient accrual time: 6 months Study results expected: 12 - 24 months (opportunity for results from completed study portions) Consultants working with CMS and Regulatory – ADVI (www.advi.com) Clinical Utility of CTCs Reimbursement Expansion Target Selector Kit Enablement

Anticipated Milestones in 2016 Continued Commercial Growth Initiate Pivotal Clinical Study For Kits Enter Into Partnerships – Global and U.S. Present & Publish Clinical Study Results Launch Add’l Oncology Marker Assays Sign New Health Plan Agreements

Biocept Contact: David Moskowitz, Vice President Strategy and Corp. Communications Email: dmoskowitz@biocept.com; Phone: 858-320-8244